MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS

HSBC Home Equity Loan Trust 2005-1

Payment Number	3
Beginning Date of Collection Period	01-Aug-05
End Date of Collection Period	31-Aug-05
Payment Date	20-Sep-05
Previous Payment Date	22-Aug-05

Funds Disbursement
Collected Funds	53,770,601.95
Available Payment Amount	53,770,601.95
Principal Collections	46,403,418.18
Net Interest Collections	7,367,183.77
Principal recoveries	0.00
Servicing fee	450,798.89
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	53,770,601.95
Interest Paid to Notes	2,690,205.66
Principal Paid to Notes	46,403,418.18
Ownership Interest - pursuant to Section 5.01 (a) (xiii)	4,226,179.22
Servicing Fee (to Master Servicer )	450,798.89

Pool Balance
Beginning Pool Balance	1,081,917,341.77
Principal Collections (including repurchases)	46,403,418.18
Additional Principal Reduction Amount	0.00
Ending Pool Balance	1,035,513,923.59

Collateral Performance
Cash yield (% of beginning balance, annualized)	8.17%
Loss rate (net of principal recoveries; % of beginning balance)	0.00%
Net yield	8.17%
Realized Losses	-
Cumulative Realized Losses	-
Cumulative Loss Percentage	0.00%
Delinquent Loans:
One payment principal balance of loans	4,213,880.28
One payment number of loans	30
Two payments principal balance of loans	387,736.09
Two payments number of loans	5
Three-payments plus principal balance of loans	0.00
Three-payments plus number of loans	-
Two Payment-Plus Delinquency Percentage (for related Collection Period	0.04%
Two Payment-Plus Rolling Average (for such Payment Date)	0.01%

Home Equity Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	-
Principal balance of loans purchased or substituted pursuant to Section 2.02	-
Number of loans purchased or substituted pursuant to Section 2.04	-
Principal balance of loans purchased or substituted pursuant to Section 2.04	-
Number of loans purchased or substituted pursuant to Section 3.01	-
Principal balance of loans purchased or substituted pursuant to Section 3.01	-
Substitution Adjustment Amounts	-

Number outstanding beginning of period	8,566
Number outstanding end of period	8,233
Principal balance of all REO as of the end of the Collection Period	-
Number of loans that went into REO during the Collection Period	-
Principal balance of loans that went into REO during the Collection Period	-
Unpaid Servicing Fee from previous Collection Periods	0

Overcollateralization
Begin OC Amount	236,935,369.61
OC Release Amount	-
Extra Principal Payment Amount	0.00
Class A Extra Principal Payment Amount Paid	-
Class M Extra Principal Payment Amount Paid	-
End OC Amount	236,935,369.61

Target OC Amount	236,935,369.61
Interim OC Amount	236,935,369.61
Interim OC Deficiency	0.00

Monthly Excess Cashflow	4,226,179.22
Principal Payment Amount	46,403,418.18
Class A Principal Payment Amount	36,184,414.35
Class M Principal Payment Amount	10,219,003.83
Principal Collections	46,403,418.18
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Master Servicer Termination Event	No
Event of Default	No
Total Note Principal Amount divided by Total Original Note Principal Amount
EOP Note Principal Amount divided by Original Note Principal Amount <15%

Interest Calculations
1 month LIBOR	3.60938%
Class A Formula Rate (1-mo. Libor plus 29 bps)	3.89938%
Class A Note Rate	3.89938%
Class M Formula Rate (1-mo. Libor plus 53 bps)	4.13938%
Class M Note Rate	4.13938%
Available Funds Cap	7.86600%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	53.390268
2. Principal Payment per $1,000	50.501625
3. Interest Payment per $1,000	2.888643

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	3.89938%
2. Days in Accrual Period	29

3. Class A Interest Due	2,069,712.75
4. Class A Interest Paid	2,069,712.75
5. Class A Interest Carry Forward Amount Paid	-
6. Class A Supplemental Interest Amount Paid	-

7. Class A Unpaid Interest Carry Forward Amount, EOP	-
8. Class A Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	658,899,257.82
2. Class A Principal Due	36,184,414.35
3. Class A Principal Paid	36,184,414.35
5. Class A Principal Carry Forward Amount Paid	-
6. Class A unpaid Principal Carry Forward Amount	-
7. Class A Note Principal Amount, EOP	622,714,843.47
8. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.8691066
9. Class A Note Principal Amount as a % of the Pool Balance, EOP	0.6013583

Class M Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	53.568059
2. Principal Payment per $1,000	50.501625
3. Interest Payment per $1,000	3.066434

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	4.13938%
2. Days in Accrual Period	29
3. Class M Interest Due	620,492.91
4. Class M Interest Paid	620,492.91
5. Class M Interest Carry Forward Amount Paid	-
6. Class M Supplemental Interest Amount Paid	-
7. Class M Unpaid Interest Carry Forward Amount, EOP	-
8. Class M Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	186,082,714.34
2. Class M Principal Due	10,219,003.83
3. Class M Principal Paid	10,219,003.83
4. Class M Principal Carry Forward Amount Paid	-
5. Class M Unpaid Principal Carry Forward Amount	-
6. Class M Note Principal Amount, EOP	175,863,710.51

8. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.8691066
9. Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1698323

HSBC FINANCE CORPORATION
HSBC HOME EQUITY LOAN TRUST 2005-1

The undersigned, a duly authorized representative of HSBC Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of June 29, 2005 (the "Sales and Servicing Agreement"), by and among HSBC Home Equity Loan Corporation I, as Depositor, the Master Servicer, JPMorgan Chase Bank, N.A., as Indenture Trustee, HSBC Bank USA, National Association, as Administrator, and HSBC Home Equity Loan Trust 2005-1, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sales and Servicing Agreement.

2	HSBC Finance Corporation is, as of the date hereof, the Master Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on September 20, 2005

5

As of the date hereof, to the best knowledge of the undersigned, the Master Servicer has performed in all material respects all its obligations under the Sales and Servicing Agreement through the Collection Period preceding such Payment Date and that, except as may be noted on the Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 15th day of September, 2005.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer